EXHIBIT 24

                            DIRECTORS' AND OFFICERS'
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of Union Bankshares Company, a Maine corporation (the "Company"), hereby constitutes and appoints Peter A. Blyberg and Sally J. Hutchins, and either of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, the said Registration Statement being related to the offer and sale of shares of Common Stock of Union Bankshares Company, par value of $12.50 per share, by the Company pursuant to its Dividend Reinvestment Plan, and, further, to execute and sign any and all amendments (including post-effective amendments and amendments changing the amount of such shares being Registered) to such Registration Statement, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about. the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of the~ or their, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2001.


SIGNATURE                                 TITLE                                             DATE
---------                                 -----                                             ----

/S/ Peter A.Blyberg                       President, Chief Executive Officer and a
------------------------------------      Director (Principal Executive Officer)            November 14, 2001
PETER A. BLYBERG

/S/Sally J. Hutchins                      Treasurer (Principal Financial and Accounting
------------------------------------      Officer)                                          November 14, 2001
SALLY J. HUTCHINS

/S/Arthur J. Billings
------------------------------------
ARTHUR J. BILLINGS                        A Director                                        November 14, 2001

/S/Robert S. Boit
------------------------------------
ROBERT S. BOIT                            A Director                                        November 14, 2001

/S/Blake B. Brown
------------------------------------
BLAKE B. BROWN                            A Director                                        November 14, 2001



/S/Richard C. Carver
------------------------------------
RICHARD C. CARVER                         A Director                                        November 14, 2001

/S/Peter A. Clapp
------------------------------------
PETER A. CLAPP                            A Director                                        November 14, 2001

/S/Samuel G. Cohen
------------------------------------
SAMUEL G. COHEN                           A Director                                        November 14, 2001

/S/Sandra H. Collier
------------------------------------
SANDRA H. COLLIER                         A Director                                        November 14, 2001

/S/Robert B. Fernald
------------------------------------
ROBERT B. FERNALD                         A Director                                        November 14, 2001

/S/Douglas A. Gott
------------------------------------
DOUGLAS A. GOTT                           A Director                                        November 14, 2001


------------------------------------
JAMES J. MARKOS, JR.                      A Director                                        ________________, 2001

/S/John V. Sawyer,II
------------------------------------
JOHN V. SAWYER, II                        A Director                                        November 14, 2001

------------------------------------
STEPHEN C. SHEA                           A Director                                        ________________, 2001

/S/Robert W. Spear
------------------------------------
ROBERT W. SPEAR                           A Director                                        November 14, 2001

------------------------------------
RICHARD W.TEELE                           A Director                                        ________________, 2001

/S/Paul L. Tracy
------------------------------------
PAUL L. TRACY                             A Director                                        November 14, 2001